MagneGas

Revolutionary Hydrogen Based Fuel Made from Liquid Waste




MagneGas.COM



Disclaimer: Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.

- Such statements include declarations regarding the intent, belief, or current expectations of the company and its management.

- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's Reports.

- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

MagneGas

Company Highlights

Patented, Sustainable, Disruptive Technology and Fuel Source

•Patented technology gasifies or sterilizes a variety of feedstock, producing a hydrogen-based fuel called MagneGas

Company Founded in 2007, Trading on NASDAQ.CM

•Company founded in 2007, Trading on NASDAQ.CM since August 2012.

World Class Technology

• Former Chairman and Chief Scientist, Dr. Ruggero Santilli, a former Harvard and MIT scientist who developed MagneGas technology over 30+ years of research

Multiple Revenue Channels

•The Company earns revenue from clean fuel sales (domestic) and big-ticket sales of equipment and royalties (international)

Growth Potential

•Growth is expected in sales of fuel for metal cutting and through strategic partnerships with GM and others to Gasify or Sterilize liquid wastes for onsite consumption.

MagneGas

A typical MagneGas™ Power Plant


Liquid Biomass:
Sewage, Sludge, Manure, Wasted Oils of all kinds; adjustable to customers' feedstock
Plasma Arc Through Technology™ (patented)
2 Carbon Electrodes inside (proprietary)
Liquid Biomass: hyper heated, releasing MagneGas™
MagneGas™ The Power Gas of the Future
storage
to applications
Heat
MagneGas
AC/DC
AC/DC
Compressor
Power Electronic Management (patented)
> Fluctuating DC from Renewable Energies manageable
Carbon residue, can be burned or used as fertilizer
MagneGas
Clean Energy • Clean Environment

Further information at: www.magnegas.com

Certain liquids require further testing, high volume processing of oil based liquids require mixing with water or other liquids, company currently using ethylene glycol to produce fuel. Carbon residue disposed

MagneGas – The Process

MagneGas Feedstocks:

- FOGS (Fats, Oils Greases)
- Sewage
- Sludge
- Agricultural Manures
- Bio-Diesel By-Products

MagneGas Uses

- Metal Working
- CNG Automobiles
- Industrial Vehicle Powering
- Heating
- Co-Combustion (Coal)
- Hydrogen Uses

MagneGas™ is comprised of 50% to 65% Hydrogen, CO & Trace Gases

COMPANY STRATEGY: Sell Fuel for Metal Working & Equipment for Liquid Waste

*Certain liquid waste requires further testing, heavy oils require mixing with water based waste or liquids, company currently using new ethylene glycol to produce fuel while completing heavy oil processing system.

MagneGas


MagneGas
"Revolutionary Liquid Waste To Energy Solutions"
LIQUID INPUTS
OIL BASED LIQUIDS
HAZARDOUS LIQUIDS
SEWAGE/SLUDGE
MANURES
GASIFICATION MODE
STERILIZATION MODE
APPLICATIONS
H
Hydrogen
1.00794
HYDROGEN
VEHICLE FUEL
METAL WORKING
IRRIGATION WATER
FERTILIZER

MagneGas Recyclers

The Plasma Arc Flow™ recycler, Sterilization or Gasification Modes of Use





Plasma Arc Flow™ recycler units come in a range of sizes and through-put capacities and are built to fit flatbed trailers allowing for simple transportation and a small installed footprint

MagneGas

MagneGas - Strategy

Equipment Sales – Fuel Sales – Strategic Alliances


Company Strategy
FUTURE GROWTH DRIVERS
Strategic Alliances
Equipment Sales
Fuel Sales

MagneGas

Equipment Sales & Strategic Alliances

Gasification Mode Opportunities

- Industrial Waste (GM, etc)
- Coal Co-Combustion
- Strategic Initiatives

Sterilization Mode Opportunities

- Sewage/Sludge (International)
- Agricultural (Hog Manure)
- Bio-Contaminated Wastes

MagneGas is Actively Pursuing Sales of Equipment in Several Markets





MagneGas

MagneGas – Fuel Sales



Metal Working – Recurring Revenue - Direct replacement for acetylene, safer & more productive



Industrial Vehicle Use – Ultra low emissions allow use indoors



Hydrogen Market - MagneGas contains 50% or more of Hydrogen that can be separated

MagneGas

MagneGas – A Versatile Fuel


MagneGas.com

Transport Use – Interchangeable with CNG, other engines



Heating & Cooking - MagneGas™ is interchangeable with natural gas

Co-Combustion – Ultra high flame temperature improves efficiency of existing hydrocarbons fuel systems



MagneGas

MagneGas – Chemical Makeup

Official EPA Laboratory Test Results

Element	MagneGas™	Gasoline	EPA Standards
Hydro-carbons (gm/mil)	0.026	0.234	0.41
Carbon Monoxide (gm/mil)	0.262	1.965	3.40
Nitrogen Oxides (gm/mil)	0.281	0.247	1.00
Carbon Dioxide (gm/mil)	235	458	No EPA standard
Oxygen	9%-12%	0.5%-0.7%	No EPA standard

Note: The data were obtained using a Honda Civic adapted to run on natural gas and used with MagneGas™ without any change in timing and stochiometric ratio. The data on gasoline were obtained via the use of an identical Honda Civic running on gasoline. All data were obtained using the complex EPA routine simulating various city and mountain driving conditions.

The "Hottest" Trend in Metal Working

MagneGas™ is a Triple Threat to the $5 Billion Global Acetylene Market

1) It's Less Expensive

Acetylene costs have risen 50-60% over the last 5 years[1]

2) It's Faster

BTUs directed, not dispersed – target area heats more quickly

3) It's Cleaner

Company believes burns cleaner than fossil fuel – actually emits 12.5% oxygen

4) Its Hotter

Measured 10,500f degree flame temperature

MagneGas™ Specs
Flame temperature: has been independently tested at over 10,000˚ F

Attributes	Acetylene	MagneGas
Slag	Significant	**Little to None**
Top Edge Rollover	Significant	**None**
Soot	Significant	**None**
Noxious/Harmful Fumes	Significant Hazard	**Minimal (yields 12% oxygen)**
Pooling if Leaked	Significant Hazard	**None (lighter than air)**
Porous Filler / Stabilizer	20% by Volume	**None**
Useable Gas in Cylinder	80%	**100%**





MagneGas™ at Work

MagneGas

Note 1: Price increase estimate according to J&M Acetylene Manufacturing Co.

Company Efforts for Metal Working Market

- ✓ Built 7 Refineries, Currently 1 in Michigan and 2 in Florida, 4 available for deployment or resale
- ✓ Hired Industry Expert, Bryan George to Lead Sales Team
- ✓ Built Dedicated, Commission based Sales force for Recurring Sales Growth
- ✓ Purchased Necessary Cylinders to Reach Full Capacity in all deployed Refineries

MagneGas is Focused on Growing in Metal Working Markets in Florida and Michigan. It Is Well Positioned for Scalability Through Existing Equipment:

MagneGas

Future R&D Growth Drivers

Key 2013 Research & Development Efforts

- ✓ **High Volume Oil Processing Recycler**
- ✓ **Small Mobile recycler**
- ✓ **Use of MagneGas to Reduce Toxic Emissions for Coal Burning Power Plants**



Taking the show on the road with the MagneGas Mobile Demo Platform

MagneGas

MagneGas' Recent Business Catalysts

General Motors Purchasing MagneGas, Conducting Liquid Waste Testing

- MagneGas has completed over 18 months of extensive testing with GM and its union representatives.
- Used at Mont Blanc Facility to replace Acetylene
- Testing various liquid wastes with MagneGas Technology

"We are always in pursuit of technologies that enhance quality and efficiency while also performing well on a holistic business case. In its current state, this technology does just that. We're working closely with MagneGas to discuss possible future applications with potential to reduce our environmental impact." - Manager of waste-reduction efforts at GM

MagneGas Becomes Re-seller of Peripheral Fuels & Hard Goods

- MagneGas now is able to provide a complete solution to its customers, selling Oxygen, Nitrogen, Argon, Other Fuels and Hard Goods
- Contract with Matheson Tri-Gas for gas resales

"...there is no other gas on the planet that can cut some of these very large castings, we have found that only MagneGas can," - Project Manager at LVI

Recent Board Changes Create Independent Board

- With Dr. Santilli's resignation from Board and addition of key Board members, the Company has made the shift from family owned and operated to fully independent and added key leadership personnel*.

MagneGas

*The Santilli family beneficially owns 100% of outstanding preferred shares, amounting to voting rights of 100,000,000 votes

MagneGas' Recent Business Catalysts

Testing with Major Metropolitan Fire Departments

- Magnegas currently being tested as a replacement to Acetylene to be used on fire trucks for demolition and extraction.
- Cylinders are aluminum versus the steel used for Acetylene. Lighter to carry, safer to handle

"After extensive testing, we determined MagneGas™ exceeded our expectations with its superior metal cutting properties, reduced secondary smoke while also being lighter to carry."- Fire Chief

Pursuit of Coal Co-Combustion Emission Reduction Project & Strategic Alliance

- Working to develop partnership with US Power Company to test the Co-Combustion of MagneGas with Coal to reduce emissions
- Initial stages of negotiation

"This new technology improves the market use of MagneGas clean burning fuel and we are excited at the future potential of this application," David Johnston, Director, MagneGas Australia

Ramp up Efforts to Sell Equipment for Liquid Sterilization Systems

- Signed several new international brokers for equipment sales
- Held World Wide Summit with Global Partners to Develop Market

MagneGas

Recently Appointed Independent Board Members

Robert Dingess Interim Chairman	Mr. Dingess has extensive experience in managing franchise operations. Most recently, Mr. Dingess served as the Chief Executive Officer of Ideal Management Services, Inc., since April, 2004. From 1992 to 2002, Mr. Dingess served as the Chief Executive and owner of Dingess & Associates, Inc., a healthcare consulting and management company.
Jacques Kerrest Director	Mr. Kerrest serves on numerous boards including Elephant Talk Communications (NYSE:ETAK); he is formerly a board member of CKX, Inc.. Previously served as CFO of Nasdaq listed ActivIdentity and Virgin Media, as well as NYSE-listed Equant, Inc. and Harte-Hanks, Inc.
William Staunton Director	Mr. Staunton III brings extensive experience in the semi-conductor industry, with specific background in Military and Space Contracting. Mr. Staunton has been the President of Accel–RF Corporation, a provider of RF Reliability Test Systems for compound semiconductor devices since 2012 and has held various director and leadership positions in technology companies.
Joe Stone Director	Mr. Stone has an extensive background in the oil and gas industry. He has been a partner at Pace Petroleum, LLC since 2006, a private oil and natural gas company. Prior to Pace, Mr. Stone was an SVP at Lehman Brothers within the Global Mergers & Acquisitions group.
Chris Huntington Director	Mr. Huntington co-founded the strategic consulting firm, New Energy Fund Advisors, LLC and co-founded Skyfuel, Inc, a solar thermal power technology company. In 2006, Mr. Huntington founded Redhook Renewable Energy Ventures, LLC, and previously worked at CNN as a financial news reporter.
Kevin Pollack, Esq Director	Mr. Pollack serves as President of Short Hills Capital LLC, CFO and Director of Lightlake Therapeutics Inc. (LLTP), and Director of Pressure BioSciences, Inc. (PBIO). He previously was at Paragon Capital, Banc of America Securities, and Sidley Austin. He is a *magna cum laude* Wharton graduate and *Beta Gamma Sigma* Vanderbilt JD/MBA graduate.

MagneGas has Recently Acquired Critical, Industry Specific Skills and Market Access to the Board and Management Team which will Drive Future Success

MagneGas

Addition of Industry Specific Management

Bryan George
VP of Industrial Gas Sales

Mr. Bryan George has over 20 years of experience in the metal working industry with specific extensive experience bringing new metal cutting fuels to market. Recently Mr. George was the National Fabrication/Application Manager for Matheson Tri-Gas from 2009 to 2013. He was also National Market Manager for Air Liquide America from 2004 to 2009 holding various leadership roles including wide distribution of propylene.

Dr. Yun Yang
Chief Scientist

Dr. Yun Yang is one of the world's leading experts in Plasma Technology and has been working with Dr. Santilli since 2012. He was a Senior Research Engineer at Atlantic Hydrogen, Inc. which develops ways to reduce greenhouse gas emissions connected to natural gas production. Dr. Yang holds a Ph.D in experimental Plasma Physics from Ernst-Moritz-Arndt University,

MagneGas has Recently Acquired Critical, Industry Specific Skills and Market Access to the Board and Management Team which will Drive Future Success

MagneGas

Capital Structure

	June 30, 2013
Basic Common Stock Issued and Outstanding	**22,871,526**
Class A Preferred Shares Outstanding *($.001 Par Value; No Coupon; 100,000 Voting Rights per Share – Controlled by Dr. Santilli & Family)*	1,000,000
Stock Options (@ $1.50) (employee owned, vesting)	2,910,000
Stock Warrants (@$2.50)	15,000
Stock Warrants (@$3.00) (November 2011 PIPE Investors)	1,980,438
Stock Warrants (@$4.00) (March 2012 PIPE Investors)	1,067,687
Stock Warrants (@$1.35) (June 2013 Offering)	770,996

MagneGas Executed a Reverse Stock Split of 10:1 on June 26, 2012

MagneGas

Trading Summary – NasdaqCM:MNGA

	August 22, 2013
Stock Price	**$.71**
Market Cap (MM)	$16M
52 Week High/Low	$3.590 / $0.70
% of 52 Week High	19.7%
Avg. 3 Month Daily Volume (shares)	39,427



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MagneGas

MagneGas

Revolutionary Liquid Waste to Energy Solutions








Contact

COMPANY INFORMATION
150 Rainville Road
Tarpon Springs, FL 34689
www.MagneGas.com

CONTACT
Luisa Ingargiola, CFO
MagneGas Corporation
727-934-3448
Luisa.ingargiola@MagneGas.com

MagneGas